                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

---------------------------x

In re                        :      Chapter 11
                                    Case No. 02-12334 (PCB)
VERO ELECTRONICS, INC. and   :
APW LTD.,                           (Jointly Administered)
          Debtors.           :


---------------------------x

             ORDER (1) APPROVING (a) DEBTORS' DISCLOSURE STATEMENT,
              (b) SOLICITATION OF VOTES AND VOTING PROCEDURES, AND
            (c) FORMS OF BALLOTS, AND (2) FINDING NON-MATERIALITY OF
                 PLAN MODIFICATIONS AND (3) CONFIRMING DEBTORS'
                AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION
                -------------------------------------------------

          Vero Electronics, Inc. ("Vero") and APW Ltd. ("APW," and together with Vero, the "Debtors"), as "proponents of the plan" within the meaning of section 1129 of title 11, United States Code (the "Bankruptcy Code"), having filed with the Court the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated May 3, 2002 (the "Plan"), the Debtors' Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated June 19, 2002, as modified on July 23, 2002 (said plan, as modified, the "Amended Plan"), a copy of which is annexed hereto as Exhibit "A;"/1/ the Debtors' Disclosure Statement with respect to the Plan dated May 3, 2002 (the "Disclosure Statement"), and the Debtors' Supplement to the Disclosure Statement with respect to the Amended Plan, dated June

--------------------------

/1/ Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Amended Plan. Any term used in the Amended Plan or this Confirmation Order that is not defined in the Amended Plan or this Confirmation Order, but that is used in the Bankruptcy Code or the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules.

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19, 2002 (the "Supplement"); and the Court having entered an Order Fixing Time,
Date, and Place and Prescribing Form of Notice Thereof for (i) Hearing to Consider Approval of Debtors' (a) Disclosure Statement, (b) Solicitation of Votes and Voting Procedures, (c) Forms of Ballots, and (d) Request for a Finding of Nonmaterial Plan Modification and (ii) Hearing to Consider Confirmation of Debtors' Amended and Restated Joint Plan of Reorganization, dated June 19, 2002 (the "Scheduling Order"), fixing July 23, 2002, at 2:30 p.m. as the date and time of the hearing (the "Hearing") pursuant to sections 1125 and 1126(b) of the Bankruptcy Code and Fed. R. Bankr. P. 3017 and 3018(b) to consider approval of the Disclosure Statement, the voting procedures employed by the Debtors pursuant thereto, and the forms of ballots used in connection therewith, and confirmation of the Amended Plan; and the Debtors having filed the Affidavit of Mailing by InnisFree M&A Incorporated, dated May 15, 2002 (the "InnisFree Certification"), relating to the service of the Plan, Disclosure Statement and related solicitation materials, the affidavit of Michael Garris, dated June 21, 2002 (the "Garris Affidavit), relating to the service of the Amended Plan and Supplement to the Disclosure Statement, the certification, dated June 26, 2002, of publication in The Wall Street Journal, (National Edition) of notice of the Hearing, (the "Publication Certification"), and the Certification of Richard D. Carroll in Support of (i) Approval of (a) Debtors' Disclosure Statement, (b) Solicitation of Votes and Voting Procedures, (c) Forms of Ballots, and (d) Request for a Finding of Nonmaterial Plan Modification, and (ii) Confirmation of Debtors' Amended and Restated Joint Plan of Reorganization, dated July 22, 2002 (the "Carroll Certification"), each having been filed with the Court; and the Debtors having filed plan supplements on July 18, 2002 (the "First Plan Supplement") and July 22, 2002 (the "Second Plan Supplement;" collectively with the First Plan Supplement, the "Plan Supplement"); and sufficient and proper notice of the Hearing having



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been given to all holders of Claims against, and Equity Interests in, the
Debtors and to other parties in interest, all in accordance with the Bankruptcy Code and the Bankruptcy Rules and the Scheduling Order, and it appearing that no other or further notice need be given; and the Hearing having been held by the Court on July 23, 2002; and no objections having been filed to the Disclosure Statement, the voting procedures, the form of ballots, a finding of non-materiality of plan modification or to confirmation of the Amended Plan; and the appearances of all interested parties having been noted in the record of the Hearing; and the Certification of Jane Sullivan Certifying the Tabulation of Votes with respect to the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, sworn to on May 15, 2002 (the "Vote Certification"), having been filed with the Court; and upon the record of, and the evidence adduced at, the Hearing and all proceedings had before the Court, the Plan, the Disclosure Statement, the InnisFree Certification, the Vote Certification, the Amended Plan, the Supplement, the Garris Affidavit, the Publication Certification, the Plan Supplement, the Carroll Certification, and all the other papers filed in support of the Amended Plan; and upon all of the proceedings had before the Court, and after due deliberation and sufficient cause therefor, it is hereby DETERMINED, FOUND, ADJUDGED, DECREED, AND ORDERED:

                     FINDINGS OF FACT AND CONCLUSIONS OF LAW
                     ---------------------------------------

          1. Applicability. The findings and conclusions set forth herein and in the record of the Hearing constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.


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                    Jurisdiction, Venue, and Judicial Notice
                    ----------------------------------------

          2. Exclusive Jurisdiction; Venue; Core Proceeding (28 U.S.C. (s)(s) 157(b)(2), 1334(a)). This Court has jurisdiction over the Reorganization Cases pursuant to sections 157 and 1334 of title 28 of the United States Code. Venue is proper pursuant to sections 1408 and 1409 of title 28 of the United States Code. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. (s) 157(b)(2)(L), and this Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

          3. Judicial Notice. This Court takes judicial notice of the docket of the Reorganization Cases maintained by the Clerk of the Bankruptcy Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and evidence and argument made, proffered, or adduced at the hearings held before the Court during the pendency of the Reorganization Cases, including, but not limited to, the hearings to consider the adequacy of the Disclosure Statement.

                              Disclosure Statement
                              --------------------

          4. Adequacy. The Disclosure Statement contains adequate information within the meaning of section 1125 of the Bankruptcy Code.


                                     Voting
                                     ------

          5. Manner. As evidenced by the Vote Certification, votes to accept and reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules, and industry practice.



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                             Solicitation and Notice
                             -----------------------

          6. Solicitation. The Plan, Disclosure Statement, and Ballots, in support of the confirmation of the Plan and notice of the Hearing were transmitted and served in compliance with the Bankruptcy Rules. The forms of the Ballots and Master Ballot were sufficiently consistent with Official Form No. 14 and adequately addressed the particular needs of these chapter 11 cases and were appropriate for each class of claims or interests entitled under the Plan to vote to accept or reject the Plan. The period set forth during which the Debtors solicited acceptances to the Plan was a reasonable period of time for creditors to make an informed decision to accept or reject the Plan. As described in, and as evidenced by, the InnisFree Certification, the Garris Affidavit, the Carroll Certification and the Publication Certification, the solicitation, transmittal and service of the Plan, the Amended Plan, the Disclosure Statement, notice of the Hearing and publication of notice of the Confirmation Hearing were adequate and sufficient.

          7. Notice. As is evidenced by the Innisfree Certification, the Garris Affidavit, and the Publication Certification, all parties required to be given notice of the Hearing (including the deadline for filing and serving objections to confirmation of the Amended Plan) have been given due, proper, timely, and adequate notice in accordance with the Bankruptcy Rules and have had an opportunity to appear and be heard with respect thereto. No other or further notice is required.

                 The Amended Plan as a Modification to the Plan
                 ----------------------------------------------

          8. No Material Adverse Effect. Subsequent to the Commencement Date, the Plan was modified by the Amended Plan. The modifications to the Plan primarily relate to the implementation of the Plan, and do not materially adversely affect or change the treatment of any



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Claims or Equity Interests from that which was provided for in the Plan.
Moreover, the modifications to the Plan that were incorporated into the Amended Plan were fully and adequately disclosed in the Supplement, which was served on all creditors on or about June 20, 2002. Accordingly, pursuant to Bankruptcy Rule 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or re-solicitation of votes under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or Equity Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan.

          9. Due and Sufficient Notice. In accordance with Bankruptcy Rule 3019, all holders of Claims against the Debtors who voted to accept the Plan are hereby deemed to have accepted the Amended Plan. No holder of a Claim against the Debtors who has voted to accept the Plan shall be permitted to change its acceptance to a rejection as a consequence of the modification. The filing with the Court of the Amended Plan, and the Supplement on June 19, 2002, and the service of same on all creditors constitutes due and sufficient notice thereof.

                   Technical Modifications to The Amended Plan
                   -------------------------------------------

          10. Technical Amendments. The modifications to the Amended Plan set forth in the technical amendments (the "Technical Amendments"), attached hereto as Exhibit "B," constitute technical changes and do not materially adversely affect or change the treatment of any Claims or Equity Interests. Any other amendments to the Amended Plan made at the hearing comply in all respects with the requirements of section 1127 of the Bankruptcy Code. Accordingly, pursuant to Bankruptcy Rule 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or re-solicitation of votes under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or Equity



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Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan.


                        Confirmation of The Amended Plan
                        --------------------------------

          11. Amended Plan Compliance with Bankruptcy Code (11 U.S.C. (s) 1129(a)(l)). The Amended Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(l) of the Bankruptcy Code.

          (a) Proper Classification (11 U.S.C. (s)(s) 1122, 1123(a)(1)). In addition to Administrative Expense Claims and Priority Tax Claims, which need not be designated, the Amended Plan designates eight (8) Classes of Claims and Equity Interests (with two (2) subclasses within Class 5, two (2) subclasses within Class 6, and three (3) subclasses within Class 8). The Claims and Equity Interests placed in each Class are substantially similar to other Claims and Equity Interests, as the case may be, in each such Class. Valid business, factual, and legal reasons exist for separately classifying the various Classes of Claims and Equity Interests created under the Amended Plan, and such Classes do not unfairly discriminate between or among holders of Claims and Equity Interests. The Amended Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

          (b) Specified Unimpaired Classes (11 U.S.C. (s) 1123(a)(2)). Section II.D of the Amended Plan specifies that Classes 1, 3, 4, and 6 and Subclass 8-B are unimpaired under the Amended Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

          (c) Specified Treatment of Impaired Classes (11 U.S.C. (s) 1123(a)(3)). Section II.D of the Amended Plan designates Classes 2 and 7 and Subclasses 5-A,5-B, 8-A and



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8-C as impaired and specifies the treatment of Claims and Equity Interests in those Classes, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

          (d) No Discrimination (11 U.S.C. (s) 1123(a)(4)). The Amended Plan provides for the same treatment by the Debtors for each Claim or Equity Interest in each respective Class unless the holder of a particular Claim or Equity Interest has agreed to a less favorable treatment of such Claim or Equity Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

          (e) Implementation of Amended Plan (11 U.S.C. (s) 1123(a)(5)). The Amended Plan and the various documents and agreements set forth in the Plan Supplement provide adequate and proper means for the Amended Plan's implementation, including the Working Capital Facility, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

          (f) Non-Voting Equity Securities (11 U.S.C. (s) 1123(a)(6)). Section III.I.2 of the Amended Plan provides that the amended Certificate of Incorporation for Reorganized Vero, as well as the New Bye-Laws of Reorganized APW shall prohibit the issuance of nonvoting equity securities. Thus, the requirements of section 1123(a)(6) of the Bankruptcy Code are satisfied.

          (g) Designation of Directors (11 U.S.C. (s) 1123(a)(7)). Section III.I.1 of the Amended Plan contains provisions with respect to the manner of selection of directors of Reorganized APW and Vero that are consistent with the interests of creditors, equity security holders, and public policy in accordance with section 1123(a)(7).

          (h) Additional Amended Plan Provisions (11 U.S.C. (s) 1123(b)). The Amended Plan's provisions are appropriate and not inconsistent with the applicable provisions of the Bankruptcy Code.



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          (i) Bankruptcy Rule 3016(a). The Amended Plan is dated and identifies the entities submitting it as proponents, thereby satisfying Bankruptcy Rule 3016(a).

          12. Debtors' Compliance with Bankruptcy Code (11 U.S.C. (s) 1129(a)(2)). The Debtors have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code.
Specifically:

          (a) The Debtors are proper debtors under section 109 of the Bankruptcy Code.

          (b) The Debtors have complied with applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of the Bankruptcy Court.

          (c) The Debtors have complied with the applicable provisions of the Bankruptcy Code, and the Bankruptcy Rules in transmitting the Plan and the Amended Plan, the Disclosure Statement and the Supplement, the Ballots, and related documents and notices and in soliciting and tabulating votes on the Plan.

          13. Amended Plan Proposed in Good Faith (11 U.S.C. (s) 1129(a)(3)). The Debtors have proposed the Amended Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. The Debtors' good faith is evident from the facts and records of these Reorganization Cases, the Disclosure Statement, the Supplement, and the record of the Hearing and other proceedings held in these Reorganization Cases. The Amended Plan was proposed with the legitimate and honest purpose of maximizing the value of the Debtors' estates and to effectuate a successful reorganization of the Debtors.

          14. Payments for Services or Costs and Expenses (11 U.S.C. (s) 1129(a)(4)). Any payment made or to be made by any of the Debtors for services or for costs and expenses in or in connection with the Reorganization Cases, or in connection with the Amended Plan and incident to the Reorganization Cases, has been approved by, or is subject to



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the approval of, the Bankruptcy Court as reasonable, thereby satisfying section
1129(a)(4) of the Bankruptcy Code. In this regard, APW and the Reorganized APW (as a direct beneficiary of the work performed by the JPLs and their professionals) are authorized to pay any reasonable fees, costs and expenses, including the fees, costs and expenses of the JPLs and their professionals relating to the Bermuda Proceeding, without further approval of this Court but subject to the applicable requirements of Bermuda law, the approval of the Bermuda Court, as the court supervising the Bermuda Proceeding, and such protocols or agreements that the JPLs, APW or Reorganized APW may enter into which afford APW and Reorganized APW the opportunity to review such fees, costs and expenses and to challenge the reasonableness thereof. Further, upon the Effective Date, APW or Reorganized APW is authorized, without further court approval, to reimburse Bank of America, as pre-petition Agent, BNP Paribas, Societe Generale, Royal Bank of Scotland and Oaktree Capital Management, LLC for their reasonable professional fees and expenses incurred in connection with the negotiations of the Amended Plan and the ancillary documents relating thereto, provided, however, that (a) payment of such fees shall first be made from retainers or advances made by, or on behalf of, the Debtors prior to the Commencement Date on account of any such fees and expenses, (b) the amount of such fees and expenses payable to BNP Paribas and Societe Generale shall be subject to a $250,000.00 cap; and (c) this Court shall retain jurisdiction to consider and adjudicate any disputes regarding the reasonableness of such fees and expenses.

          15. Directors, Officers, and Insiders (11 U.S.C. (s) 1129(a)(5)). The Debtors have complied with section 1129(a)(5) of the Bankruptcy Code. The identity and affiliations of the persons proposed to serve as initial directors or officers of the Reorganized Debtors after confirmation of the Amended Plan have been fully disclosed in the Carroll Certificate and at the



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Hearing, and the appointment to, or continuance in, such offices of such persons is consistent with the interests of holders of Claims against and Equity Interests in the Reorganized Debtors and with public policy.

          16. No Rate Changes (11 U.S.C. (s) 1129(a)(6)). After confirmation of the Amended Plan, the Debtors' businesses will not involve rates established or approved by, or otherwise subject to, any governmental regulatory commission. Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable in these Reorganization Cases.


          17. Best Interests of Creditors (11 U.S.C. (s) 1129(a)(7)). The Amended Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation analysis provided in the Disclosure Statement and other evidence proffered or adduced at the Hearing (a) are persuasive and credible, (b) have not been controverted by other evidence, and (c) establish that each holder of an impaired Claim or Equity Interest either has accepted the Amended Plan or will receive or retain under the Amended Plan, on account of such Claim or Equity Interest, property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code on such date.

          18. Acceptance by Certain Classes (11 U.S.C. (s) 1129(a)(8)). Classes 1, 3, and 4 of the Amended Plan are Classes of unimpaired Claims that are conclusively presumed to have accepted the Amended Plan under section 1126(f) of the Bankruptcy Code. Class 2 and Subclasses 5-A and 5-B have voted to accept the Amended Plan in accordance with sections 1126(c) and (d) of the Bankruptcy Code. Classes 7 and Subclasses 8-A and 8-C are impaired are deemed to have rejected the Amended Plan pursuant to section 1126(g) of the Bankruptcy Code. Although section 1129(a)(8) has not been satisfied with respect to the deemed


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rejecting Classes identified above, the Amended Plan is confirmable because the
Amended Plan satisfies section 1129(b) of the Bankruptcy Code with respect to such classes.


          19. Treatment of Administrative and Tax Claims (11 U.S.C. (s) 1129(a)(9)). The treatment of Administrative Expense Claims and Priority Non-Tax Claims pursuant to Sections II.B and II.D of the Amended Plan satisfies the requirements of sections 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims pursuant to Section II.C of the Amended Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

          20. Acceptance by Impaired Classes (11 U.S.C. (s) 1129(a)(l0)). At least one Class of Claims against the Debtors that is impaired under the Amended Plan has accepted the Amended Plan, determined without including any acceptance of the Amended Plan by any insider, thus satisfying the requirements of section 1129(a)(10) of the Bankruptcy Code.

          21. Feasibility (11 U.S.C. (s) 1129(a)(11)). The evidence proffered or adduced at the Hearing (a) is persuasive and credible, (b) has not been controverted by other evidence, and (c) establishes that confirmation of the Amended Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Reorganized Debtors, thus satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

          22. Payment of Fees (11 U.S.C. (s) 1129(a)(12)). All fees payable under section 1930 of title 28, United States Code, as determined by the Bankruptcy Court will be paid pursuant to Section V.G of the Amended Plan, on the Effective Date or as soon as practicable thereafter, thus satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

          23. Continuation of Retiree Benefits (11 U.S.C. (s) 1129(a)(13)). The Debtors did not, either as of the Commencement Date or at any time during the chapter 11 cases, have



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any plans, funds or programs providing or reimbursing retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death. Nonetheless, in the unlikely event that the Debtors are obligated to pay any retiree benefits, section III.Q of the Amended Plan provides that, after the Effective Date, the Reorganized Debtors will continue to pay "retiree benefits" (as defined in section 1114(a) of the Bankruptcy Code), if any, at the level established pursuant to section 1114(e)(1)(B) or 1114(g) at any time prior to confirmation of the Amended Plan, for the duration of the period the Debtors have obligated themselves to provide such benefits. Thus, the requirements of section 1129(a)(13) of the Bankruptcy Code are satisfied.

          24. Fair and Equitable; No Unfair Discrimination (11 U.S.C. (s) 1129(b)). Class 7 and Subclasses 8-A and 8-C are deemed to reject the Amended Plan (collectively, the "Rejecting Classes"). Based upon the evidence proffered, adduced, or presented by the Debtors at the Hearing, the Amended Plan does not discriminate unfairly and is fair and equitable with respect to the Rejecting Classes, as required by section 1129(b)(1) of the Bankruptcy Code. Thus, the Amended Plan may be confirmed notwithstanding the Debtors' failure to satisfy section 1129(a)(8) of the Bankruptcy Code. Upon confirmation and the occurrence of the Effective Date, the Amended Plan shall be binding upon the members of the Rejecting Classes.

          25. Principal Purpose of the Amended Plan (11 U.S.C. (s) 1129(d)). The principal purpose of the Amended Plan is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933.

          26. Good Faith Solicitation (11 U.S.C. (s) 1125(e)). Based on the record before the Bankruptcy Court in these Reorganization Cases, the Debtors and each of their respective



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affiliates, agents, representatives, members, principals, shareholders, directors, officers, employees, advisors, and attorneys have acted in "good faith" within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules in connection with all their respective activities relating to the solicitation of acceptances to the Plan and the Amended Plan and their participation in the activities described in section 1125 of the Bankruptcy Code, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Section III.T of the Amended Plan.

          27. Assumption and Assignment or Rejection of Executory Contracts.
Section III.P of the Amended Plan governing the assumption and assignment or rejection of executory contracts and unexpired leases satisfies the requirements of sections 365(a) and (b) of the Bankruptcy Code. Pursuant to Section III.P.2 of the Amended Plan, any monetary amounts by which each executory contract and unexpired lease to be assumed by APW and assigned to AWP pursuant to the Amended Plan is in default, shall be satisfied pursuant to subsection 365(b) of the Bankruptcy Code by payment of the default amount in cash on the Effective Date, or on such other terms as the parties to such assumed executory contract or unexpired lease may agree. In the event of a dispute regarding the amount of any cure payments, the ability of any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed by APW and assigned to AWP, or any other matter pertaining to assumption or assignment, the cure payments required by subsection 365(b) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving the assumption and/or assignment.



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          28. Satisfaction of Confirmation Requirements. The Amended Plan
satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.


          29. Retention of Jurisdiction. The Bankruptcy Court may properly retain jurisdiction over the matters set forth in Section V.F of the Amended Plan and section 1142 of the Bankruptcy Code. Further, the Court shall retain jurisdiction as to those matters set forth in this Order.


                                     DECREES
                                     -------

          30. Confirmation. The Amended Plan is approved and confirmed under section 1129 of the Bankruptcy Code. The terms of the Amended Plan and the Plan Supplement are incorporated by reference into and are an integral part of the Amended Plan and this Confirmation Order.


          31. Amended Plan Classification Controlling. The classifications of Claims and Equity Interests for purposes of the distributions to be made under the Amended Plan shall be governed solely by the terms of the Amended Plan. The classifications set forth on the Ballots tendered to or returned by the Debtors' creditors in connection with voting on the Amended Plan (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Amended Plan,
(b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims and Equity Interests under the Amended Plan for distribution purposes, and (c) shall not be binding on the Debtors or the Reorganized Debtors.

          32. Binding Effect. The Amended Plan and its provisions shall be binding upon the Debtors and their successors and assigns, including, without limitation, AWP and any and all creditors and equity interest holders of the Debtors and their respective successors and



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

assigns, whether or not the claim or interest of any such creditor or equity interest holder is impaired or unimpaired under the Amended Plan and whether or not any such creditor or equity interest holder (a) voted for or against the Amended Plan, (b) objected or did not object to confirmation of the Amended Plan, or (c) otherwise participated or did not participate in the Reorganization Cases.

          33. Vesting of Assets (11 U.S.C. (s) 1141(b), (c)). Pursuant to
section III.C of the Amended Plan, subject to the requirements of applicable Bermuda law and such other laws as may be applicable and the approval of the JPLs and, if required, of the Bermuda Court, as of the Effective Date, APW is authorized to transfer to AWP all of APW's assets as a successor-in-interest, including the right to the use of the name "APW Ltd.," free and clear of any and all liens, claims, encumbrances, and security interests, and interests of holders of claims and equity interests, except as provided in the Amended Plan, and shall assume all the liabilities of APW as provided in, and subject to the provisions of, the Amended Plan, including the indebtedness to be incurred or assumed under the New Secured Loan Agreement and the New Working Capital Facility. Concurrently with the consummation of the Amended Plan, Old APW is authorized to change its name to "BQX Ltd.," and AWP is authorized to change its name to "APW Ltd." Thus, pursuant to Section III.O of the Amended Plan, on the Effective Date, the assets of the Debtors and their estates shall vest in the Reorganized Debtors free and clear of any and all liens, claims, encumbrances and security interests, and interests of holders of claims and equity interests, except as provided in the Amended Plan. As of the Effective Date, the Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules, subject to the terms and conditions of the Amended Plan. The transfer of the assets, free and clear of any and all liens, claims,



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

encumbrances and security interests, and interests of holders of claims and equity interests, except as provided in the Amended Plan and the assumption of liabilities from Old APW to AWP, as provided in, and subject to, the terms of the Amended Plan, will be effected pursuant to the terms of the Amended Plan and be evidenced by the execution of the Assignment and Assumption Agreement, filed as Exhibit "M" to the First Plan Supplement (the "Assignment and Assumption Agreement"), and such other documents and agreements as Reorganized APW may deem appropriate and desirable.

          34. Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases (11 U.S.C. (s) 1123(b)(2)). Pursuant to Section III.P of the Amended Plan, as of the Effective Date, all executory contracts and unexpired leases that exist between any of the Debtors and any other party are hereby specifically rejected (including those executory contracts and unexpired leases listed on Exhibit C to the Plan, as amended by the Plan Supplement), except for
(a) any executory contracts or unexpired leases which are the subject of a motion to assume or reject which is pending on the date the Amended Plan is confirmed, which shall be assumed or rejected in accordance with the disposition of such motions and (b) the executory contracts and unexpired leases listed on Exhibit D to the Plan, as amended by the Plan Supplement, which, to the extent not previously assumed, assumed and assigned, or rejected pursuant to Court order, are specifically assumed by APW pursuant to the Amended Plan, as of the Effective Date (the "Assumed Contracts"). Entry of this Confirmation Order by the Clerk of the Court shall constitute (y) approval, pursuant to section 365 of the Bankruptcy Code, of such rejections or assumption and assignments, as applicable, pursuant to the Amended Plan and (z) the determination that, with respect to such assumptions and assignments pursuant to the Amended Plan, "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) by the Reorganized Debtors thereunder has been demonstrated and no further adequate assurance is required. In connection with the AWP Transactions and pursuant to the Amended Plan, the Confirmation Order or other orders of the Bankruptcy Court, all contracts assumed by APW hereunder, or under any other order of the Bankruptcy Court, are assigned to AWP, as of the Effective Date. The assumption of the contracts referred to shall be effected pursuant to the terms of the Amended Plan and may be evidenced by the execution of the Assignment and Assumption Agreement.

          35. Employee Benefit Plans. Pursuant to Section III.R of the Amended Plan, except as otherwise set forth in the Amended Plan, including as set forth in Exhibit "C" thereto, as amended by the Plan Supplement, or order by the Court, all employee benefit programs of the Debtors, as generally described in said section of the Amended Plan, as such programs may have been amended or modified, and the Debtors' obligations thereunder shall survive confirmation of the Amended Plan, remain unaffected thereby, and not be discharged, except that such programs of APW shall be deemed assigned to AWP.

          36. Bar Date for Rejection Damage Claims. Pursuant to Section III.P.4 of the Amended Plan, if the rejection of an executory contract or unexpired lease by any of the Debtors pursuant to Section III.P.1 of the Amended Plan results in damages to the other party or parties to such contract or lease, a claim for such damages shall be forever barred from assertion and shall not be enforceable against the Debtors, their estates, the Reorganized Debtors and their respective properties or interests in property as agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon the Debtors, or, on and after the Effective Date, the Reorganized Debtors, no later than 30 days after notice of entry of this Confirmation Order.

          37. General Authorizations. Each of the Debtors or Reorganized Debtors is authorized to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Amended Plan and any notes or securities issued pursuant to the Amended Plan. The Debtors and the Reorganized Debtors and their respective directors, officers, members, agents, and attorneys, are authorized and empowered to issue, execute, deliver, file, or record any agreement, document, or security, including, without limitation, the documents contained in the Plan Supplement, as modified, amended, and supplemented, in substantially the form included therein, and to take any action necessary or appropriate to implement, effectuate, and consummate the Amended Plan in accordance with its terms, or take any or all corporate actions authorized to be taken pursuant to the Amended Plan, and any release, amendment, or restatement of any memoranda of association, bye-laws, certificates of incorporation, by-laws, or other organization documents of the Debtors, whether or not specifically referred to in the Amended Plan or the Plan Supplement, without further order of the Court, and any or all such documents shall be accepted by each of the respective state filing offices and recorded in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law.

          38. Corporate Action. Subject to the requirements of applicable Bermuda laws, Reorganized APW shall have adopted the new Bye-Laws, as of the Effective Date. Reorganized Vero shall file an amendment to its certificate of incorporation with the Secretary of the State of New York. Such Bye-Laws and amendment of certificate of incorporation shall prohibit the issuance of nonvoting equity securities, subject to further amendment of such Bye-

Laws and certificate of incorporation as permitted by applicable law. The Bye-Laws shall be deemed adopted by the board of directors of Reorganized APW as of the Effective Date.


          39. Issuance of New Securities. Subject to the requirements of applicable Bermuda law, pursuant to Section III.B of the Amended Plan, based upon the record of the Reorganization Cases, including the instruments included in the Plan Supplement (and any amendments thereto), the issuance of the APW Common Shares, the New Warrants and the DIP Facility Warrants (the "Plan Securities") by Reorganized APW are hereby authorized without further act or action under applicable law, regulation, order, or rule, and Reorganized APW is authorized to execute and deliver all documents, agreements, and instruments acceptable to it, and deliver all collateral, necessary or appropriate to effectuate the same.

          40. Incurrence of Indebtedness. Subject to the requirements of applicable Bermuda law, pursuant to Section III.E of the Amended Plan, based upon the record of the Reorganization Cases, including instruments included in the Plan Supplement (and any amendments hereto), the incurrence or assumption of indebtedness under the New Secured Loan Agreement and New Working Capital Facility by APW and Reorganized APW are hereby authorized without further act or action under applicable law, regulation, order, or rule, APW and Reorganized APW are authorized to execute and deliver all documents, agreements, and instruments acceptable to it, and deliver all collateral, necessary or appropriate to effectuate the same

          41. Securities Laws Exemption. To the maximum extent provided by section 1145 of the Bankruptcy Code and applicable non-bankruptcy law, the offering, issuance, and distribution by Reorganized APW (as such term is defined in Section I.A.52 of the Amended Plan), of the APW Common Shares (as such term is defined in Section I.A.4 of the Amended

Plan), the New Secured Notes and the New Warrants are exempt from the provisions of section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and any state or local law requiring registration for the offer, issuance, distribution, or sale of a security. The offering, issuance, and distribution by Reorganized APW of the DIP Facility Warrants are exempt from the provisions of section 5 of the Securities Act and any state or local law requiring registration for the offer, issuance, distribution, or sale of a security by reason of section 4(2) of the Securities Act. The New Warrants, the New Secured Notes and the APW Common Shares issuable under the Amended Plan will be freely tradable by the recipients thereof to the maximum extent provided by section 1145 of the Bankruptcy Code and applicable non-bankruptcy law, including section 1145(b)(1) relating to the definition of an underwriter in Section 2(11) of the Securities Act, and compliance with any applicable rules and regulations of the Securities Exchange Commission.

          42. Exit Financing Facility.


          (a) The Debtors are authorized to enter into an amendment to the DIP Facility, filed as Exhibit "L" to the First Plan Supplement, which, among other things, extends the maturity past the Effective Date, thereby providing funding to the Reorganized Debtors after the consummation of these Reorganized Cases (the "Exit Financing Facility"). The Exit Financing Facility will be used to fund obligations under the Amended Plan, including the payment of Administrative Expense Claims and financing the Reorganized Debtors' working capital requirements. The Exit Financing Facility is in the amount of One Hundred and Ten Million dollars ($110,000,000.00) and shall be subject to and governed by the terms and conditions of the DIP Facility, as amended, and all loans and security documents executed and delivered to the Lenders pursuant thereto. The Exit Financing Facility, all documents executed and delivered and to be executed and delivered pursuant thereto, all indebtedness to be created thereunder, and all liens and security interests to be created, attached and perfected thereunder are authorized and approved by the Court and adjudicated as of the effective date and in favor of the Lenders, to be valid, perfected, enforceable, first and prior (subject only as to first priority to any permitted senior lien or security interest that the Lenders expressly approve in writing), or as set forth in the New Intercreditor Agreement.

          (b) In furtherance of the foregoing, the Reorganized Debtors and any other persons granting such liens and security interests are authorized to make all filings and recordings, and to obtain all governmental approvals and consents necessary to establish and perfect such liens and security interests under the provisions of state, provincial, federal, or other law (whether domestic or foreign) that would be applicable in the absence of this Confirmation Order, and will thereafter cooperate to make all other filings and recordings that otherwise would be necessary under applicable law to give notice of such liens and security interests to third parties.

          43. Plan Supplement. The documents contained in the Plan Supplement and any amendments, modifications, and supplements thereto, and all documents and agreements introduced into evidence by the Debtors at the Hearing (including all exhibits and attachments thereto and documents referred to therein), and the execution, delivery, and performance thereof by the Reorganized Debtors, are authorized and approved, including, but not limited to: (a) Memorandum of Association of AWP Ltd., (b) Bye-Laws of AWP Ltd., (c) Amended and Restated Certificate of Vero Electronics, Inc., (d) Amended and Restated By-Laws of Vero Electronics, Inc., (e) DIP Facility Warrants, (f) New Secured Loan Agreement,
(g) Shareholders Agreement, (h) New Warrants, (i) New Intercreditor Agreement,
(j) New Management Option

Plan, (k) Amendment to DIP Facility to convert into the Exit Facility (as defined in the DIP Facility), (l) Assignment and Assumption Agreement between APW Ltd. and AWP Ltd., and (m) Payment Agreement, dated June 28, 2002, by and among APW Ltd., Applied Power Limited, APW Enclosure Systems Holding Limited, and National Westminster Bank PLC. Without need for further order or authorization of the Bankruptcy Court, the Debtors and Reorganized Debtors are authorized and empowered to make any and all modifications to any and all documents included as part of the Plan Supplement that do not materially modify the terms of such documents and are consistent with the Amended Plan.

          44. Governmental Approvals Not Required. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Amended Plan and any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Amended Plan, the Disclosure Statement, the Supplement and any documents, instruments, or agreements, and any amendments or modifications thereto.

          45. Exemption from Certain Taxes. Pursuant to section 1146(c) of the Bankruptcy Code: (a) the issuance, transfer, or exchange of notes or equity securities under the Amended Plan; (b) the creation of any mortgage, deed of trust, lien, pledge, or other security interest; and (c) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Amended Plan, including, without limitation, agreements of consolidation, restructuring, disposition, liquidation, or dissolution; deeds; bills of sale; and transfers of tangible property, will not be subject to any stamp tax, recording tax, personal property transfer tax, real estate transfer tax, sales or use tax, or other similar tax.

          46. Distributions Under the Plan. Pursuant to Section III.N of the Amended Plan, except as otherwise provided in the Amended Plan, the DIP Facility in respect of the DIP Facility Warrants, or the Confirmation Order, distributions under the Amended Plan shall be made by Reorganized APW or its designee to the holders, as of the Record Date, of (i) allowed claims (a) at the addresses set forth on the Schedules unless superseded by proofs of claims or transfers of claims pursuant to Bankruptcy Rule 3001 or (b) at the last known addresses of such holders if the Debtors have been notified in writing of a change of address, and (ii) allowed equity interests, to the address maintained with the registrar or transfer agent for such equity interests. All distributions under the Amended Plan to holders of Senior Credit Facilities Secured Claims (Class 2) and Senior Credit Facilities Deficiency Claims (Class
5) shall be made by Reorganized APW to the Agent Banks, which in turn, shall make the distributions to holders of such claims at the addresses last known to the Agent Banks. Such distributions to the Agent Banks shall be in complete satisfaction and discharge of the Debtors' obligations to the holders of Senior Credit Facilities Secured Claims and claims under the Senior Credit Facilities. All distributions of the New Warrants under the Amended Plan to holders of Equity Interests (Class 8) shall be distributed by a warrant agent, to be appointed by the Reorganized Debtors, to all shareholders of record as of the Effective Date. Such distributions by the warrant agent shall be in complete satisfaction and discharge of the Debtors' obligations to the holders of Equity Interests.

          47. Execution of Documents by Non-Debtors. Each of the Agents and Senior Lenders under the Senior Credit Facility is obligated to execute the New Secured Loan Agreement. Further, each of the DIP Lenders under the DIP Facility Agreement is obligated to execute the Warrant Agreement related to the New Warrants.

          48. Contribution/Merger/Dissolution of Corporate Entities and/or Related Business Assets. Pursuant to Section II.A of the Amended Plan, On the Effective Date, subject to the requirements of applicable Bermuda law in respect of APW and the Reorganized APW, the following contributions, mergers and dissolutions may be effective and effectuated without any further action by the stockholders or directors of any of the Debtors, Reorganized Debtors or Old APW:


          (a) Any affiliate (or affiliate's business assets) of the Debtors may be contributed, merged or amalgamated into or with APW, Vero, Reorganized APW, Reorganized Vero, or any of their respective affiliates; and

          (b) Vero or Reorganized Vero may be dissolved.


          49. Shareholders Agreement. Pursuant to Section III.K of the Amended Plan, the holders of APW Common Shares issued pursuant to the Amended Plan, as set forth in Exhibit "G" to the First Plan Supplement, and the DIP Facility Warrants will, by acceptance of such shares or warrants, be bound by the terms of the Shareholders Agreement to the maximum extent permitted by applicable law, including the Bankruptcy Code.

          50. Enforcement of Subordination. Pursuant to section III.H of the Amended Plan, the Amended Plan takes into account the relative priority of the claims or equity interests in each class in connection with any Bankruptcy Code subordination provisions relating thereto. Accordingly, the confirmation of the Amended Plan shall permanently enjoin, effective as of the Effective Date, all enforcement or attempts to enforce any further rights with respect to the distributions under the Amended Plan other than enforcement by holders to receive such distribution in accordance with the Amended Plan.

          51. Discharge. Pursuant to Section V.A of the Amended Plan, except as otherwise expressly specified in the Amended Plan, entry of this Confirmation Order acts as a discharge of all debts of, claims against, and liens on, the Debtors, their assets, and their properties, arising at any time before the entry of this Confirmation Order, regardless of whether a proof of claim therefor was filed, whether the claim is allowed, or whether the holder thereof votes to accept the Amended Plan or is entitled to receive a distribution thereunder. Upon the entry of this Confirmation Order, any holder of such discharged claim shall be precluded from asserting against the Debtors, the Reorganized Debtors, Old APW, AWP, or any of their respective assets or properties, any other or further claim or equity interest based on any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the date the Court enters this Confirmation Order; provided, however, that nothing contained in this Order or the Amended Plan shall be deemed to extinguish or cancel the equity interests in Old APW, and holders of such interests shall retain whatever rights and entitlements they may have in respect thereto solely with respect to Old APW. Except as otherwise expressly specified in the Amended Plan, in accordance with section 524 of the Bankruptcy Code, the discharge provided by this section and section 1141 of the Bankruptcy Code, inter alia, acts as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset, or recover the claims discharged hereby.

          52. Exculpation, Injunction, and Limited Releases. The exculpation, injunction and limited release provisions contained in sections III.T, U, and V of the Amended Plan are fair and equitable, are given for valuable consideration, and are in the best interests of the Debtors and their chapter 11 estates, and such provisions shall be effective and binding upon all persons and entities.

          53. Termination of Injunctions and Automatic Stay. All injunctions or stays arising under or entered during the Reorganization Cases under sections 105 or 362 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

          54. Reinstatement of Certain Lease Guaranty Claims. Pursuant to
Section II.D of the Amended Plan, on the later of the Effective Date and the date on which such claim is allowed, or in each case as soon thereafter as practicable, each allowed claim in Class 4 shall be reinstated and rendered unimpaired in accordance with section 1124 of the Bankruptcy Code, except to the extent that the APW or Reorganized APW, as the case may be, and the holder agree to a different treatment.

          55. Securities Litigation Claims. As of the Effective Date, subject to the provisions of the Amended Plan, including without limitation the release and discharge provision thereof relating to APW's liability, if any, in respect of the Securities Litigation Claims, AWP (as such term is defined in Section I.A.6 of the Amended Plan), shall assume any and all obligations that APW otherwise would have had in connection with the litigation relating to such claims, including any obligation that APW would have had under APW's directors' and officers' liability policy, which is assumed and assigned to AWP under the Amended Plan. Nothing herein shall be deemed to modify the treatment of the Securities Litigation Claims as provided in Section II.D of the Amended Plan.

          56. Surrender of Existing Securities. Pursuant to Section III.G of the Amended Plan, except with respect to distributions to holders of the claims in Class 2 and the equity interests in subclass 8A, and unless waived by the Reorganized Debtors, as a condition to receiving any distribution under the Amended Plan, each holder of a promissory note, certificate, or other instrument evidencing a claim must surrender such promissory note, certificate, or other instrument. Any holder of a claim that fails to (i) surrender such instrument and collateral or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the applicable Reorganized Debtor before the later to occur of (a) the second anniversary of the Effective Date and (b) six months following the date such holder's claim is allowed, shall be deemed to have forfeited all rights and claims with respect thereto, may not participate in any distribution under the Amended Plan on account thereof, and all amounts owing with respect to such allowed claim shall be retained by the applicable Reorganized Debtor.

                         Compensation and Reimbursement
                         ------------------------------

          57. Final Fee Applications. All entities seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under section 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code (i) shall file their respective final applications for allowance of compensation for services rendered and reimbursement of expenses (the "Final Fee Applications") incurred by the date that is forty-five (45) days after the Effective Date, or such later date as may be approved by the Court and (ii) shall be paid in full in such amounts as are allowed by the Bankruptcy Court after the date upon which the order relating to any such Administrative Expense Claim becomes a Final Order, or (B) upon such other terms as may be mutually agreed upon between the holder of such an Administrative Expense Claim and the Debtors or, on and after the Effective Date, Reorganized APW. Final Fee Applications shall be served on the Reorganized Debtors, the United States Trustee, the attorneys for the Senior Lenders, and the attorneys for the lenders under the Exit Financing Facility. The Debtors are authorized to pay compensation for services rendered or reimbursement of expenses incurred after the Confirmation Date and until the Effective Date in the ordinary course and without the need for Bankruptcy Court approval.

          58. Final Fee Hearing. A hearing to consider Final Fee Applications shall be held at such date and time as is hereinafter scheduled by the Court (the "Final Fee Hearing"). The Reorganized Debtors shall give notice of the Final Fee Hearing to each professional retained pursuant to an order of the Court that is required to file a Fee Application, all parties who have advised the Reorganized Debtors of their intention to file an application premised on their having made a substantial contribution, the United States Trustee, the attorneys for the Senior Lenders and for the lenders under the Exit Financing Facility. The Final Fee Hearing may be adjourned without further notice other than an announcement at the Final Fee Hearing or an adjourned Final Fee Hearing.

          59. Objections to Final Fee Applications. Objections, if any, to any Final Fee Applications shall be filed with the Court, together with proof of service thereof, and served upon the applicant, the Reorganized Debtors, the attorneys for the Reorganized Debtors, the United States Trustee, and the attorneys for the Senior Lenders and the lenders under the Exit Financing Facility, so as to be received not later than 4:00 p.m. (Eastern) on the date that is seven (7) days prior to the hearing on the Final Fee Applications.


                                  Miscellaneous
                                  -------------

          60. Nonoccurrence of Effective Date. In the event that the Effective Date does not occur, then (i) the Amended Plan, (ii) assumption or rejection of executory contracts or unexpired leases pursuant to the Amended Plan, (iii) any document or agreement executed pursuant to the Amended Plan, and (iv) any actions, releases, waivers, or injunctions authorized by this Confirmation Order or any order in aid of consummation of the Amended Plan shall be deemed null and void. In such event, nothing contained in this Confirmation Order, any order in aid of consummation of the Amended Plan, or the Amended Plan, and no acts taken in preparation for consummation of the Amended Plan, (a) shall be deemed to constitute a waiver or release of any Claims or Equity Interests by or against the Debtors or any other persons or entities, to prejudice in any manner the rights of the Debtors or any person or entity in any further proceedings involving the Debtors or otherwise, or to constitute an admission of any sort by the Debtors or any other persons or entities as to any issue, or (b) shall be construed as a finding of fact or conclusion of law in respect thereof.

          61. Waiver of 10-Day Stay Under Bankruptcy Rule 3020(e). Pursuant to Bankruptcy Rule 3020(e), the 10-day stay provision for confirmation orders is hereby waived and dispensed with. The Debtors are authorized to consummate the Amended Plan and the transactions contemplated thereby upon satisfaction of the conditions set forth in Section IV.B of the Amended Plan.

          62. Notice of Entry of Confirmation Order and Effective Date. Within five (5) Business Days following the occurrence of the Effective Date, the Reorganized Debtors shall file and serve notice of entry of this Confirmation Order (the "Notice of Confirmation") pursuant to Bankruptcy Rules 2002(f)(7), 2002(k), and 3020(c) and notice of the occurrence of the Effective Date ("Notice of Effective Date") on all creditors and interest holders, the United States Trustee, and other parties in interest, by causing Notice of Confirmation and Notice of Effective Date to be delivered to such parties by first-class mail, postage prepaid. The notice described herein is adequate under the particular circumstances and no other or further notice is necessary. The Debtors also shall cause the Notice of Confirmation and Notice of Effective Date to be published as promptly as practicable after the entry of this Confirmation Order once in The Wall Street Journal (National Edition).


          63. Binding Effect. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code and the provisions of this Confirmation Order, the Amended Plan, and the Plan Supplement shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

          64. Severability. Each term and provision of the Amended Plan, as it may have been altered or interpreted by the Bankruptcy Court, is valid and enforceable pursuant to its terms.

          65. Conflicts Between Order and Amended Plan. To the extent of any inconsistency between the provisions of the Amended Plan and this Confirmation Order, the terms and conditions contained in this Confirmation Order shall govern. The provisions of this Confirmation Order are integrated with each other and are non-severable and mutually dependent unless expressly stated by further order of this Bankruptcy Court.

          66. Efficacy of Plan. The failure to specifically include any particular provision of the Amended Plan in this Order shall not diminish or impair the efficacy of such provision, it being understood the intent of this Court that the Amended Plan be confirmed and approved in its entirety.

Dated: July 23, 2002
       New York, New York
       4:00 pm

                                            /s/ Prudence Carter Beatty
                                            --------------------------
                                            UNITED STATES BANKRUPTCY JUDGE

                                TABLE OF CONTENTS

                                                                                                    Page
FINDINGS OF FACT AND CONCLUSIONS OF LAW .............................................................. 3
1.   Applicability ................................................................................... 3
Jurisdiction, Venue, and Judicial Notice ............................................................. 4
2.   Exclusive Jurisdiction; Venue; Core Proceeding (28 U.S.C. (s)(s) 157(b)(2), 1334(a)) ............ 4
3.   Judicial Notice ................................................................................. 4
Disclosure Statement ................................................................................. 4
4.   Adequacy ........................................................................................ 4
Voting ............................................................................................... 4
5.   Manner .......................................................................................... 4
Solicitation and Notice .............................................................................. 5
6.   Solicitation .................................................................................... 5
7.   Notice .......................................................................................... 5
The Amended Plan as a Modification to the Plan ....................................................... 5
8.   No Material Adverse Effect ...................................................................... 5
9.   Due and Sufficient Notice ....................................................................... 6
Technical Modifications to The Amended Plan .......................................................... 6
10.  Technical Amendments ............................................................................ 6
Confirmation of The Amended Plan ..................................................................... 7
11.  Amended Plan Compliance with Bankruptcy Code (11 U.S.C. (s) 1129(a)(l)) ......................... 7
     (a) Proper Classification (11 U.S.C. (s)(s) 1122, 1123(a)(1)) ................................... 7
     (b) Specified Unimpaired Classes (11 U.S.C. (s) 1123(a)(2)) ..................................... 7
     (c) Specified Treatment of Impaired Classes (11 U.S.C. (s)1123(a)(3)) ........................... 7
     (d) No Discrimination (11 U.S.C. (s) 1123(a)(4)) ................................................ 8
     (e) Implementation of Amended Plan (11 U.S.C. (s) 1123(a)(5)) ................................... 8
     (f) Non-Voting Equity Securities (11 U.S.C. (s) 1123(a)(6)) ..................................... 8
     (g) Designation of Directors (11 U.S.C. (s) 1123(a)(7)) ......................................... 8
     (h)  Additional Amended Plan Provisions (11 U.S.C. (s) 1123(b)) ................................. 8
     (i) Bankruptcy Rule 3016(a) ..................................................................... 9

                                TABLE OF CONTENTS
                                   (continued)


                                                                                                    Page
12.  Debtors' Compliance with Bankruptcy Code (11 U.S.C. (s) 1129(a)(2)) ............................  9
13.  Amended Plan Proposed in Good Faith (11 U.S.C. (s) 1129(a)(3)) .................................  9
14.  Payments for Services or Costs and Expenses (11 U.S.C. (s) 1129(a)(4)) .........................  9
15.  Directors, Officers, and Insiders (11 U.S.C. (s) 1129(a)(5)) ................................... 10
16.  No Rate Changes (11 U.S.C. (s) 1129(a)(6)) ..................................................... 11
17.  Best Interests of Creditors (11 U.S.C. (s) 1129(a)(7)) ......................................... 11
18.  Acceptance by Certain Classes (11 U.S.C. (s) 1129(a)(8)) ....................................... 11
19.  Treatment of Administrative and Tax Claims (11 U.S.C. (s) 1129(a)(9)) .......................... 12
20.  Acceptance by Impaired Classes (11 U.S.C. (s) 1129(a)(l0)) ..................................... 12
21.  Feasibility (11 U.S.C. (s) 1129(a)(11)) ........................................................ 12
22.  Payment of Fees (11 U.S.C. (s) 1129(a)(12)) .................................................... 12
23.  Continuation of Retiree Benefits (11 U.S.C. (s) 1129(a)(13)) ................................... 12
24.  Fair and Equitable; No Unfair Discrimination (11 U.S.C. (s) 1129(b)) ........................... 13
25.  Principal Purpose of the Amended Plan (11 U.S.C. (s) 1129(d)) .................................. 13
26.  Good Faith Solicitation (11 U.S.C. (s) 1125(e)) ................................................ 13
27.  Assumption and Assignment or Rejection of Executory Contracts .................................. 14
28.  Satisfaction of Confirmation Requirements ...................................................... 15
29.  Retention of Jurisdiction ...................................................................... 15
DECREES ............................................................................................. 15
30.  Confirmation ................................................................................... 15
31.  Amended Plan Classification Controlling ........................................................ 15
32.  Binding Effect ................................................................................. 15
33.  Vesting of Assets (11 U.S.C. (s) 1141(b), (c)) ................................................. 16
34.  Assumption and Assignment or Rejection of Executory Contracts and
     Unexpired Leases (11 U.S.C. (s)1123(b)(2)) ..................................................... 17
35.  Employee Benefit Plans ......................................................................... 18
36.  Bar Date for Rejection Damage Claims ........................................................... 18
37.  General Authorizations ......................................................................... 19
38.  Corporate Action ............................................................................... 19
39.  Issuance of New Securities ..................................................................... 20


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

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    Page
40.  Incurrence of Indebtedness ....................................................................  20
41.  Securities Laws Exemption .....................................................................  20
42.  Exit Financing Facility .......................................................................  21
43.  Plan Supplement ...............................................................................  22
44.  Governmental Approvals Not Required ...........................................................  23
45.  Exemption from Certain Taxes ..................................................................  23
46.  Distributions Under the Plan. .................................................................  23
47.  Execution of Documents by Non-Debtors .........................................................  24
48.  Contribution/Merger/Dissolution of Corporate Entities and/or Related
     Business Assets ...............................................................................  24
49.  Shareholders Agreement ........................................................................  25
50.  Enforcement of Subordination ..................................................................  25
51.  Discharge .....................................................................................  25
52.  Exculpation, Injunction, and Limited Releases .................................................  26
53.  Termination of Injunctions and Automatic Stay .................................................  26
54.  Reinstatement of Certain Lease Guaranty Claims ................................................  27
55.  Securities Litigation Claims ..................................................................  27
56.  Surrender of Existing Securities ..............................................................  27
Compensation and Reimbursement .....................................................................  28
57.  Final Fee Applications ........................................................................  28
58.  Final Fee Hearing .............................................................................  29
59.  Objections to Final Fee Applications ..........................................................  29
Miscellaneous ......................................................................................  29
60.  Nonoccurrence of Effective Date ...............................................................  29
61.  Waiver of 10-Day Stay Under Bankruptcy Rule 3020(e) ...........................................  30
62.  Notice of Entry of Confirmation Order and Effective Date ......................................  30
63.  Binding Effect ................................................................................  31
64.  Severability ..................................................................................  31
65.  Conflicts Between Order and Amended Plan ......................................................  31
66.  Efficacy of Plan. .............................................................................  31


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